SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) JUNE 28, 2001


                           MELLON RESIDENTIAL FUNDING
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             (Exact name of registrant as specified in its charter)

         DELAWARE                      333-24453            23-2889067
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     (State or other                  (Commission         (IRS Employer
jurisdiction of incorporation)        File Number)          ID Number)


ONE MELLON CENTER, ROOM 410, PITTSBURGH, PENNSYLVANIA                15258
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(Address of principal executive offices)                           (Zip Code)

Registrant's Telephone Number, including area code:             (412) 236-6559
                                                                --------------

                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS.

FILING OF POOLING AND SERVICING AGREEMENT.

     Mellon Residential Funding Corporation (the "Depositor") registered issuances of up to $2,000,000,000 principal amount of Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 of the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-24453) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, $1,280,173,000 principal amount of Mortgage Pass-Through Certificates, Series 2001-HEIL1 (the "Certificates") were issued on June 19, 2001.

     The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Mellon Bank, N.A., as seller (in such capacity, the "Seller") and master servicer (in such capacity, the "Master Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee").

     This Current Report on Form 8-K is being filed to file a copy of the Pooling and Servicing Agreement.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     4.1 Pooling and Servicing Agreement, dated as of June 1, 2001, among Mellon Residential Funding Corporation, as Depositor, Mellon Bank, N.A., as Seller and Master Servicer, and Wells Fargo Bank Minnesota, N.A., as Trustee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      MELLON RESIDENTIAL FUNDING


                                      By:  /S/ STEPHEN COBAIN
                                           -------------------------------
                                            Name:  Stephen Cobain
                                            Title: President


Dated:  July 10, 2001

                                  EXHIBIT INDEX

Exhibit                                                                  Page

4.1 Pooling and Servicing Agreement, dated as of June 1, 2001, among Mellon Residential Funding Corporation, as Depositor,
     Mellon Bank, N.A., as Seller and Master Servicer, and Wells
     Fargo Bank Minnesota, N.A., as Trustee.